Welcome

11th Annual Shareholders' Meeting

June 13, 2018

First Financial Northwest, Inc.

NASDAQ: FFNW

Board of Directors

Name	Board Title	Business Title	Year Appointed Board
Roger H. Molvar	Chairman Audit/Compliance/Risk Committee Chair	Director, PacWest Bancorp	2015
Gary F. Faull	Director Directors' Loan Committee Chair	Attorney, Gary F. Faull Law Offices	1999
Richard P. Jacobson	Director	EVP, CFO, and COO FFNW/FFNWB	2013
Joseph W. Kiley III	Director	President and CEO FFNW/FFNWB	2012
Joann E. Lee, CPA	Director Nominating and Corporate Governance Committee Chair	Principal, Joann Lee & Associates	2005
Kevin D. Padrick	Director Investment and ALCO Committee Chair	Senior Principal and Co-Founder, Obsidian Finance Group, LLC	2013
Richard M. Riccobono	Director Internal Asset Review Committee Chair	Director, Pacific Coast Banking School	2016
Daniel L. Stevens	Director Compensation and Awards Committee Chair	Retired Chairman, Home Federal Bank	2012

Senior Management Team

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	6	30
Richard P. Jacobson	EVP, Chief Financial Officer and Chief Operating Officer	5	29
Ronnie J. Clariza	SVP, Chief Risk Officer (FFNWB)	15	17
Dalen D. Harrison	SVP, Chief Deposit Officer (FFNWB)	4	35
Simon Soh	SVP, Chief Credit Officer (FFNWB)	8	28

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.


unique
partner
innovative
connected
solutions
growth
unique. innovative. solutions.
First Financial
Northwest Bank

Company Highlights

2017 and Q1 2018 Highlights

- Acquired four branches from Opus Bank
- Opened two *de novo* branches
- Remodeled Renton headquarters branch
- Launched new lending platforms
  - Aircraft
  - Consumer (titled, personal and construction LOC, etc.)
  - Small Business

Puget Sound Region


Everett
Seattle
Tacoma
Olympia


Smokey Point
Lake Stevens
Everett
Mill Creek
Clearview
Edmonds
Bothell
Woodinville
Kirkland
Redmond
Seattle
Bellevue
The Landing
Renton - MAIN

Suburban Strategy – Surround Seattle and Bellevue Proper

First Financial Northwest, Inc.

NASDAQ: FFNW

Branch Expansion Strategy

Expands our geographical footprint to attract new customers, grow core deposits and diversify deposit mix

Location	County	Type	Opened	Deposits (in thousands)		
				9/30/2017	12/31/2017	3/31/2018
Renton	King	Headquarters	1923	$588,428	$597,732	$596,770
Mill Creek	Snohomish	De Novo	Q3 2015	$21,184	$24,984	$25,546
Edmonds	Snohomish	De Novo	Q1 2016	$25,835	$24,957	$26,348
The Landing Renton	King	De Novo	Q3 2016	$19,686	$22,445	$23,822
Crossroads/Bellevue	King	De Novo	Q2 2017	$9,831	$20,876	$39,654
Woodinville	King	Acquired	Q3 2017	$33,446	$33,312	$33,615
Clearview/Snohomish	Snohomish	Acquired	Q3 2017	$19,991	$17,571	$17,328
Lake Stevens	Snohomish	Acquired	Q3 2017	$9,406	$8,644	$9,169
Smokey Point/Arlington	Snohomish	Acquired	Q3 2017	$12,445	$13,493	$15,398
The Junction Bothell*	King	De Novo	Q2 2018	--	--	$31

* The Junction Bothell opened April 9, 2018.

Deposits

12/31/2012

Total Deposit Base: $665.7M


3.3%
Checking
$22.0M
2.7%
Savings
$18.3M
24.3%
MMAs
$161.7M
69.7%
CDs
$463.7M

3/31/2016

Total Deposit Base: $602.9M


Checking
$40.7M
6.8%
Savings
$30.2M
5.0%
CDs
$324.2M
53.8%
MMAs
$207.8M
34.5%

Impact of New Branches – Growth in Core Deposits

3/31/2017

Total Deposit Base: $659.3M


Checking
$57.8M
8.8%
Savings
$27.4M
4.2%
CDs
$355.5M
53.9%
MMAs
$218.6M
33.2%

3/31/2018

Total Deposit Base: $787.8M


Checking
$88.9M
11.3%
Savings
$26.4M
3.4%
CDs
$338.0M
42.9%
MMAs
$334.5M
42.5%

* Brokered Deposits were $75.5 million at 3/31/18 and 3/31/17, $65.6 million at 3/31/16, and none at 12/31/12.

Branch Experience






unique.
innovative.
solutions.


First Financial
Northwest Bank




innovative
connected
unique
partner


City of
Edmonds
Washington
Arts & Culture Calendar


First Financial
Northwest Bank



Best Branch Experience Award



First Financial Northwest Bank, Best Branch Experience (small/medium bank)*

"This branch projects warmth and a welcoming, community orientation. It features a pleasant open layout, with well-defined spaces, thoughtfully integrated technology balanced with human interaction."

"Tech bars and a virtual brochure add futuristic touch to the bank branch."

The Best in Bank Customer Experience Awards
honor innovative, consumer-focused financial institutions and fintech providers whose branches and technologies are heightening the customer experience

Local Economy


BIG TECH
FACEBOOK (FB)
187.07 1.70 (0.92%)
AMAZON.COM (AMZN)
1,345.21 17.90 (1.35%)
MICROSOFT (MSFT)
91.86 0.25 (0.27%)
ALPHABET INC (GOOGL)
1,170.87 6.71 (0.58%)
APPLE (AAPL)
177.99 0.99 (0.56%)

Drivers of the U.S. Economy – Big Tech

Puget Sound Region Tenants

Company	Office and Industrial Space Occupied [1]
BOEING	15.85 million square feet
Microsoft	14.7 million square feet
amazon	12.19 million square feet [2]
NORDSTROM	1.27 million square feet
	1.26 million square feet [3]
Google	1.23 million square feet
T	889,033 square feet
facebook	828,609 square feet
expedia inc.	528,232 square feet

"Big Tech" Presence in the Region

Source: *Puget Sound Business Journal*, July 7, 2017

(1) Includes owned and leased property in the Puget Sound region
(2) In addition to its warehouse space, Amazon.com is poised to occupy 12 million square feet of office space in the Puget Sound region by 2022; it currently occupies about 8.8 million square feet of office space.
(3) Some sources put Starbucks' footprint as large as 1.35 million square feet.

Boeing Renton Represents 79% of Backlog

BOEING

		Total Unfilled Orders Through May 2018	5,874
Model Series	**Orders**	**Deliveries**	**Unfilled**
737 MAX	4,523	139	4,384
NEXT-GENERATION 737 (-700, -800, -800A, 900ER)	6,784	6,523	261
Boeing Business Jets (BBJ, BBJ2)	144	141	3
		Total Unfilled Orders for 737 Model Series	**4,648**

The 737…The Most Successful Commercial Aircraft in the History of Aviation

Every 1.9 Seconds, a 737 Lands or Takes Off Somewhere Around the World

About 30% of World's Fleet of Commercial Jetliners Are Produced in Renton



Recent Performance


737
737
MAX
BOEING
737 MAX
LEAP

FFNW Snapshot

In millions, except per share amounts	1Q2018	2017	2016
Assets	**$ 1,226.4**	$ 1,210.2	$ 1,037.6
Loans Receivable, Net	**991.1**	988.7	815.0
Deposits	**863.2**	839.5	717.5
Shares Outstanding	**10.78**	10.75	10.94
Book Value Per Share	**$ 13.80**	$ 13.27	$ 12.63
Total Risk-Based Capital	**14.38%**	13.77%	15.63%
Net Income	**$ 6.8**	$ 8.5	$ 8.9
Diluted Earnings Per Share	**$ 0.66**	$ 0.81	$ 0.74

Key Financial Ratios

	1Q2018	2017	2016
Performance Ratios:			
Return on assets	**2.28%**	0.76%	0.88%
Return on equity	**19.16**	5.94	5.55
Equity-to-assets ratio	**12.13**	11.79	13.31
Interest rate spread	**3.73**	3.47	3.47
Net interest margin	**3.88**	3.60	3.60
Efficiency ratio	**60.42**	67.31	62.27
Noninterest expense/average total assets	**2.34**	2.42	2.27
Capital Ratios:			
Tier 1 leverage ratio	**10.44%**	10.20%	11.17%
Total capital ratio	**14.38**	13.77	15.63
Asset Quality Ratios:			
Nonperforming assets/total assets	**0.05%**	0.05%	0.31%
ALLL as a percent of total loans	**1.31**	1.28	1.32
ALLL as a percent of nonperforming loans	**7,508.90**	7,196.65	1,276.34

Interest Rate Risk Management

Net Interest Income Change at September 30, 2016

Basis Point Change in Rates	Net Interest Income		% Change
	(Dollars in thousands)		
+300	$	31,389	-9.81%
+200	$	32,553	-6.46%
+100	$	33,734	-3.07%
Base	$	34,802	—
-100	$	35,465	1.91%

Net Interest Income Change at March 31, 2018

Basis Point Change in Rates	Net Interest Income		% Change
	(Dollars in thousands)		
+300	$	37,257	-4.50%
+200	$	37,842	-3.00%
+100	$	38,497	-1.33%
Base	$	39,014	—
-100	$	38,495	-1.33%

Reducing Our Liability Sensitivity

*These tables illustrate the estimated change in our net interest income over the next 12 months from September 30, 2016, and December 31, 2017, that would occur in the event of an instantaneous change in interest rates equally across all maturities, with no effect given to any steps that we might take to counter the effect of that interest rate movement. This is not a forecast or prediction of future events, but is used as a tool for measuring potential risk. See associated Form 10-K or 10-Q for various assumptions used in this modeling.

Asset Quality


5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.63%
4.01%
3.46%
3.21%
2.79%
2.44%
1.85%
1.53%
1.38%
Total Delinquent (>30 days) Loans
$101,000 at March 31, 2018
Includes TDRs as reported
by SNL Financial
0.14% 0.47%
0.14% 0.34%
0.12% 0.32%
0.10% 0.31%
0.07% 0.27%
0.07% 0.22%
0.02% 0.17%
0.02% 0.05%
0.02% 0.05%
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Nonperforming Loans as a percent to loans receivable, net
Nonperforming Assets as a percent to total assets
Nonperforming Assets (including TDRs) as a percent to total assets, as reported by SNL

Stock Performance


unique.
innovative.
solutions.
First Financial Northwest, Inc.
Nasdaq

Total Return - FFNW vs. KRX


12/31/2012 to 6/11/2018
220%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
(20%)
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15
Dec-15
Jun-16
Dec-16
Jun-17
Dec-17
201%
147%
FFNW (+201%)
KRX (+147%)

FFNW Outperforming KRX

Source: S&P Global Market Intelligence, Bloomberg. Note I: The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. and is calculated using an equal-weighted method. Note II: The total return of the KRX is calculated by using the price change of the KBW Regional Banking Total Return Index (KRXTR).

Analyst Coverage

FIG Partners

Company Update

FFNW-First Financial Northwest, Inc.

Higher Estimates & Target As Wider Margin, Low Credit Costs Generate Solid Outlook.

- **Retain "Outperform" rating with modest valuation of 128% Price-to-TBV and a 7% Core Deposit premium. Our 2018 EPS outlook is $0.20 higher ($1.35) with $0.12 larger estimate in 2019.**
- **Earning Asset yields are repricing better than Deposit Costs, an important victory for FFNW and Core Deposit base has improved in the past several quarters via new branches and greater focus.**
- **Deposit franchises in Seattle MSA (and most major metro areas in U.S.) are scarce. We see higher valuation on Core Deposits (10% to 11%) and P-to-TBV ratio at least 130%.**
- **TCE ratio remains strong, flexibility to buyback shares if attractive.**

SANDLER O'NEILL + PARTNERS

+ Company Note

First Financial Northwest, Inc.

BANK

NASDAQ: FFNW - $17.00

RATING: HOLD
12-Month Price Target: $18.00

April 26, 2018

Aaron James Deer, Managing Director
415-978-5032
adeer@sandleroneill.com

MARKET DATA	
Market Cap.	$183.6 Mil.
52-Week High	$17.91
Price/Book	123%
Price/Tang. Book	125%
52-Week Low	$13.13
3-Mo. Avg. Daily Volume	18,927
Dividend Yield	1.88%
Total Assets	$1.2 Bil.
ROE	19.16%
Shares Outstanding (Mil)	10.8
Annual Dividend	$0.32
Institutional Ownership	42.5%
Insider Ownership	25.2%

Market data as of most recently available data.

1Q18 EPS Top Expectations, but No Change to Forward Estimates

EPS	Mar	Jun	Sep	Dec	Year	Growth	Est. Change	P/E
2017A	$0.22	$0.18	$0.18	$0.23	$0.81	9.5%	—	21.0x
2018E	$0.66A	$0.27	$0.28	$0.29	$1.50	85.2%	$0.13	11.3x
2019E	$0.26	$0.29	$0.32	$0.33	$1.20	(20.0)%	—	14.2x

KBW KEEFE, BRUYETTE & WOODS

Specialists in Financial Services

A Stifel Company

Banks| SMIDs

North America Equity Research
April 27, 2018

Analysis of Sales/Earnings | Estimates Change

First Financial Northwest, Inc. (FFNW) | Market Perform

Forward Outlook Is Relatively Unchanged Following a Solid 1Q18

R $0.66 eported | O $0.66 perating | C $0.55 onsensus | K $0.55 BW

Jacquelynne Bohlen, CFA
503 499 6281
jbohlen@kbw.com

Schalise Vancura
503 499 6282
vancuras@kbw.com

Changes	Current	Previous
Rating	Market Perform	–
Target Price	$17.00	–

Market Data	
Market Price:	$17.00
Target Price:	$17.00
Proj. Total Return:	1.6%
52-Week Range	$17.91-$13.13
Dividend (Ann) | Yield	$0.28 | 1.65%
BV | Tang. BV	18.80 | 13.60
Shr.O/S-Diluted (mm):	10.3
Insider Ownership:	25.6%
Market Cap:	175.1mm
Total Deposit Prem:	4.0%
Core Deposit Premium:	10.0%

Summary

ROCK [$0.66, $0.66, $0.55, $0.55]: FFNW reported EPS of $0.66, a beat to consensus/KBW, with the latter driven by a lower provision versus our forecast. Results were heavily impacted by two large recoveries in the quarter, one of which was previously quantified. Loans and deposits expanded 1% and 11% LQA, the NIM benefited from interest recoveries, and the company increased the dividend to 8c (+1c) concurrently with earnings. It was a good quarter for FFNW, though our forward outlook is essentially unchanged as results were relatively in line. We reiterate our MP rating on shares, which trade at 13.6x our 2019e.

Operating vs. KBW. NII was higher (+1c), the provision was lower (+11c), and all other line items were in line; the remaining penny variance is due to rounding. *See page 4 for our variance table, which also highlights q/q and y/y trends and metrics.*

Adjusting EPS for the Quarter's Beat. We are increasing our 2018 EPS estimate to $1.45 (from $1.32) due to the quarter's beat; our 2019 EPS estimate of $1.25 is unchanged. Our model is otherwise relatively unchanged given an essentially in line

D|A|DAVIDSON

INSTITUTIONAL EQUITY RESEARCH

First Financial Northwest, Inc.

FFNW - NASDAQ

April 30, 2018

Rating:	**Neutral**
Price: (4/27/18)	$16.91
Price Targets: 12-18 month:	$18.00
5-year:	$27.00

Industry:
Financial Institutions

Jeff Rulis
503-603-3025
jrulis@dadco.com

Big Recoveries, Solid Operating Leverage
Maintaining NEUTRAL Rating and $18 Target.

- **First Financial reported 1Q18 EPS of $0.66,** well above our $0.27 estimate and the Street estimate of $0.42. The variance was almost entirely driven by a $4M provision recapture, excluding this recovery results were in line with our model. Net loan growth stalled in the quarter, expenses were held flat and problem asset levels remained very low.
- **Large recovery the main story of the quarter.** For the second consecutive quarter, the bank was successful in recovering interest from loans previously charged off. 1Q's recoveries more than doubled from the prior quarter to $4.3M. Management has been actively pursuing collection on a portion of loans for several months and stated the latest round of recoveries completes the effort on this specific group of credits.
- **LLP to normalize going forward, credit excellent.** The elevated recoveries led to the sizeable provision recapture, although reserves increased to $13.1M and 1.31% of loans. We are modeling for the quarterly LLP to return to the $300k-$400k range for the remainder of the year. NPAs as a percentage of assets stayed flat in the quarter at just 5bp of total assets.
- **Deposits increase 11% annualized linked quarter.** Deposits increased $23.7M in the quarter, of which $5.3M was due to an increase in checking account deposits. A key tenant in the bank's strategy remains a focus on funding and with additional branch openings/acquisitions off the table for the time being, the bank will work to maximize deposit generation with the platform built. Period end loans were relatively flat in the quarter primarily from a substantial $20M prepayment on the bank's largest construction/land development loan. Management mentioned

Community Involvement

Top 10 CRA Hour Recipients
Junior Achievement
Renton School District – Middle / High Schools
Habitat for Humanity
YWCA
Renton Area Youth & Family Services
Renton Technical College and Foundation
DECA
Renton Downtown Partnership
Financial Beginnings
Peace for the Streets by Kids from the Streets

"Dress Down for Charity" Program Gives Employees Opportunity to Wear Casual Dress on Friday by Donating to a Designated Charity

- Helps Bank meet CRA requirements
- All employees have CRA hours tied to Incentive Payout
- 9.1 average CRA qualified hours per employee in 2017


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FIVE SENSES
spa · salon · barbershop


WELCOME TO
RENTON
SUPER BOWL
XLVIII
CHAMPIONS
HOME OF THE
SEATTLE
SEAHAWKS

Thank You